BENHAM
                               ARIZONA MUNICIPAL
                               INTERMEDIATE-TERM
                                      FUND

                               -------------------

                               Semiannual Report

                               November 30, 1995


                            [picture of the Arizona
                                  state flag]


                        [company logo] The Benham Group
                        Part of the Twentieth Century Family of Mutual Funds

                         CONTENTS

   U.S. ECONOMIC REVIEW..................................  1

   MUNICIPAL MARKET SUMMARY..............................  2

   MUNICIPAL CREDIT ANALYSIS.............................  3

   PERFORMANCE & COMPOSITION
   Performance Information...............................  4
   Performance Comparisons & Total Return Breakdown......  5
   Portfolio Information.................................  6

   MANAGEMENT DISCUSSION.................................  7

   INVESTMENT FUNDAMENTALS
   Definitions...........................................  9
   The Yield Curve....................................... 10
   Muni Risk Factors..................................... 11
   Portfolio Sensitivity Measurements.................... 12
   Bond Pricing.......................................... 13
   Portfolio Structures & Taxable Distributions.......... 14

   FINANCIAL INFORMATION (UNAUDITED)
   Financial Highlights.................................. 15
   Financial Statements and Notes........................ 16
   Schedule of Investments............................... 23

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM        [photo of James M.
                             Chairman, Benham Funds          Benham]

Slowing economic growth, lower-than-expected inflation and robust financial market performance characterized the U.S. economy in 1995. The Federal Reserve (the Fed) surprised analysts and encouraged investors by achieving its goal of slow economic growth and low inflation in the U.S., the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the graph below) to slow the economy and inhibit inflation.

[line graph in left margin.  graph data described below]

The Fed's success in slowing the economy forced it to change its interest rate strategy to an accommodative approach at mid-year. Evidence of economic weakness was so pronounced by the summer of 1995 that the Fed reduced one of its short-term interest rate benchmarks, the federal funds rate target, from 6.00% to 5.75% in July. It was the Fed's first interest rate cut since September 1992.

By the end of the year, slowing corporate and government spending, declining auto sales and housing activity, and poorer-than-expected holiday season retail sales helped persuade the Fed to reduce the federal funds rate target again to 5.50%. Two government shutdowns during the fourth quarter, the result of unsuccessful federal budget negotiations between President Clinton and Congress, slowed the economy further and created confusion by delaying the release of key economic reports.

While the federal budget battle and the government shutdowns captured most of the headlines, investors, economists and the Fed focused on the decelerating economy and low inflation. For the 12 months ended November 30, 1995, U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5%. With inflation expected to remain under 3% in 1996 and economic growth projected to be about 2%, the Fed may cut interest rates further in 1996 to avoid triggering a recession.

[graph data]
Short-Term U.S. Interest Rates 1992-1995

                  Discount Rate     Fed Funds Rate
Jan-92            3.5%              4.03%
Feb-92            3.5               4.06
Mar-92            3.5               3.98
Apr-92            3.5               3.73
May-92            3.5               3.82
Jun-92            3.5               3.76
Jul-92            3                 3.25
Aug-92            3                 3.3
Sep-92            3                 3.22
Oct-92            3                 3.1
Nov-92            3                 3.09
Dec-92            3                 2.92
Jan-93            3                 3.02
Feb-93            3                 3.03
Mar-93            3                 3.07
Apr-93            3                 2.96
May-93            3                 3
Jun-93            3                 3.04
Jul-93            3                 3.06
Aug-93            3                 3.03
Sep-93            3                 3.09
Oct-93            3                 2.99
Nov-93            3                 3.02
Dec-93            3                 2.96
Jan-94            3                 3.05
Feb-94            3                 3.25
Mar-94            3                 3.34
Apr-94            3                 3.56
May-94            3.5               4.01
Jun-94            3.5               4.25
Jul-94            3.5               4.26
Aug-94            4                 4.47
Sep-94            4                 4.73
Oct-94            4                 4.76
Nov-94            4.75              5.29
Dec-94            4.75              5.45
Jan-95            4.75              5.53
Feb-95            5.25              5.92
Mar-95            5.25              5.98
Apr-95            5.25              6.05
May-95            5.25              6.01
Jun-95            5.25              5.98
Jul-95            5.25              5.77
Aug-95            5.25              5.75
Sep-95            5.25              5.8
Oct-95            5.25              5.76
Nov-95            5.25              5.8
Dec-95            5.25              5.6

Source:  Federal Reserve Bank of New York

                                 MARKET SUMMARY
                              MUNICIPAL SECURITIES
      by Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS AND U.S. ECONOMIC REVIEW SECTIONS BEFORE YOU READ THIS SECTION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION.

During the six months ended November 30, 1995, U.S. bond investors reaped the benefits from the "soft landing" scenario (see page 1). U.S. bond market performance continued its reversal from 1994, when U.S. bonds suffered their biggest declines in 70 years. Overall in 1995, U.S. bonds posted their best returns in a decade.

The municipal bond (muni) market also performed well, but muni returns lagged returns in the Treasury market. Muni returns, especially at the long end of the muni yield curve,* were restrained by tax reform rhetoric. Of particular concern were "flat tax" proposals that would replace current tax brackets with a single flat rate and make all investment income tax-free, reducing the value of the tax exemption munis enjoy. An increase in muni yields as investors responded to flat tax fears caused munis to trade cheaply compared to Treasuries. Long-term muni bond yields as a percentage of Treasury bond yields hovered around 90%, compared with an average of 83% over the past five years.

[line graph in left margin.  graph data described below]

The muni yield curve steepened early in the six-month period because of flat tax fears, but the curve began to flatten in August (see the accompanying graph) as those fears appeared to recede. Despite this flattening, the municipal yield curve remained steeper than the Treasury yield curve. Flat tax fears abated as investors realized that radical tax reform probably has little chance of passing. Its simplicity is appealing, but the logistical complexities of shifting from the current tax structure are daunting. We believe tax reform could ultimately occur, but it is likely to be far less ambitious than the flat tax plans that have been proposed.

As flat tax fears subsided, the muni market benefited as investors focused on low inflation, slow economic growth, the possibility of further interest rate cuts by the Fed, a balanced budget agreement, low muni issuance and the relative cheapness of munis compared with Treasuries. Those factors are likely to continue to influence the muni market in the first half of 1996.

[graph data]
Shifting Municipal Yield Curves

Years to
Maturity   5/31/95       8/31/95    11/30/95
 1         3.96%         3.65%      3.58%
 2         4.13          3.85       3.78
 3         4.28          4.01       3.93
           4.38          4.16       4.05
 5         4.48          4.31       4.15
           4.58          4.435      4.25
 7         4.68          4.56       4.35
           4.78          4.66       4.45
           4.88          4.76       4.55
 10        4.98          4.86       4.65
           5.064         4.98       4.748
           5.148         5.1        4.846
           5.232         5.22       4.944
           5.316         5.34       5.042
 15        5.4           5.46       5.14
           5.43          5.514      5.174
           5.46          5.568      5.208
           5.49          5.622      5.242
           5.52          5.676      5.276
 20        5.55          5.73       5.31
           5.566         5.754      5.326
           5.582         5.778      5.342
           5.598         5.802      5.358
           5.614         5.826      5.374
 25        5.63          5.85       5.39
           5.634         5.854      5.394
           5.638         5.858      5.398
           5.642         5.862      5.402
           5.646         5.866      5.406
 30        5.65          5.87       5.41

Source:  Bloomberg Financial Markets

                            MUNICIPAL CREDIT ANALYSIS
                       ARIZONA ECONOMIC AND CREDIT REVIEW
by Steve Permut, Manager of Municipal Credit Analysis, and the Benham Municipal
       Credit Analysis Team: Joe Crowley, Scott Lord and Bill McClintock.

Our general outlook on Arizona's economy and the credit quality of its municipal securities remains very positive. The state's strong economic performance continued throughout 1995, though at a somewhat slower pace than in 1994. Consumer confidence in the state is high, and consumer spending, the engine that drives economic growth, is robust. Retail sales rose by 10.5% during the 1994-1995 fiscal year, and personal income tax withholdings in the state rose by 11.2%.

[bar graph in right margin.  graph data described below]

Although Arizona's job growth slowed from 1994 levels (see the accompanying graph), it remained strong, still ranking about third highest in the nation in 1995. In spite of rapid job growth, the state's unemployment rate is slightly above the national average, reflecting continued high levels of migration into the state. Employment growth is expected to slow in 1996 to an estimated 3.9%, but this rate should still allow Arizona to outpace most other states.

Arizona's economy has moved toward service and trade-related jobs, which now dominate the employment picture, accounting for about 52% of all jobs in the state. The hub of the state's economy, Maricopa County, is home to 58% of Arizona's population. Employment growth, taxable sales and construction activity have been strongest in the Phoenix area but less vibrant in Tucson, the state's second major population center. Though the general trend throughout the state will be toward slower growth over the next year, Tucson's economy, which has significantly lagged that of the Phoenix area, could help to put the brakes on Arizona's growth in the coming months.

As a result of the state's economic strength, the general trend for Arizona credit quality is upward. We have seen improvements in credit quality in Phoenix and Maricopa County as a whole, and credit quality is stable in cities such as Scottsdale, Mesa and Chandler.

We have maintained a high level of credit quality in the Benham Arizona Intermediate-Term Fund since its inception. As of November 30, 1995, more than 90% of the securities in the Fund's portfolio were rated AAA or AA. For more information about credit quality and credit ratings, see page 11.


[graph data]
Change in Arizona Non-Farm Employment

 12/91    15,600
 12/92    31,500
 12/93   103,500
 12/94    97,800
 10/95    59,100

Source:  U.S. Department of Labor, Bureau of Labor Statistics.

                            PERFORMANCE & COMPOSITION
                                 CURRENT YIELD*
                             As of November 30, 1995


         30-DAY                      30-DAY TAX-EQUIVALENT YIELDS
           SEC            ---------------------------------------------------
          YIELD             31.02%       33.90%        34.59%       39.33%
                          TAX BRACKET  TAX BRACKET   TAX BRACKET  TAX BRACKET
                          ---------------------------------------------------
          4.63%              6.71%        7.00%         7.08%        7.63%

YIELDS are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-DAY SEC YIELD represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in the following combined Arizona and federal income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         31.02% -- joint taxable income of $50,001 to $94,250 33.90% -- joint taxable income of $94,251 to $100,000
         34.59% -- joint taxable income of $100,001 to $143,600
         39.33% -- joint taxable income of $143,601 to $256,500

All income dividends distributed by the Fund during the six months ended November 30, 1995, are exempt from Arizona and federal income taxes, but a portion of the Fund's dividends may be subject to the federal alternative minimum tax (AMT).

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                       For Periods Ended November 30, 1995


    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (6/1/95-11/30/95)           ---------------------------------------
                                   1 YEAR        5 YEARS     LIFE OF FUND
                                  ---------------------------------------
        $10.30-$10.55               13.73%          N/A           8.69%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results.

The Fund commenced operations on April 11, 1994.

* Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE & COMPOSITION
                           SEC PERFORMANCE COMPARISON
     Comparative Performance of $10,000 Invested on 4/29/94 in the Fund and in the Lehman Brothers, Inc. Five-Year General Obligation Bond Index

[graph data]

                  Index              Fund
4/94             $10,000            $10,000
5/94              10,056             10,092
6/94              10,033             10,064
7/94              10,142             10,234
8/94              10,191             10,280
9/94              10,114             10,202
10/94             10,058             10,083
11/94              9,993              9,973
12/94             10,081             10,098
1/95              10,178             10,268
2/95              10,326             10,443
3/95              10,490             10,562
4/95              10,518             10,625
5/95              10,749             10,852
6/95              10,757             10,855
7/95              10,908             10,985
8/95              11,018             11,085
9/95              11,051             11,130
10/95             11,097             11,233
11/95             11,192             11,343

Past performance does not guarantee future results.

This graph compares the Fund's performance with an appropriate broad-based market index over the life of the Fund. We have selected the Lehman Brothers, Inc. Five-Year General Obligation Bond Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 11/30/95 for the funds in Lipper's "Other States Intermediate Municipal Debt Funds" category.

                                         1 YEAR            LIFE OF FUND+

      The Fund`s Total Return:           13.73%            8.27%
      Category Average Total Return:     13.79%            7.30%
      The Fund`s Ranking:                37 out of 65      3 out of 56

+ From April 30, 1994, to November 30, 1995.

Total returns are based on historical performance and do not guarantee future results. Please keep in mind that the Fund's expenses were absorbed by Benham Management Corporation (BMC) during this period and that the ranking listed would have been lower if the Fund's returns had been reduced by those expenses.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended November 30, 1995

             % From            % From Asset            Six-Month
             Income      +     Appreciation      =   Total Return

              2.49%      +         2.04%         =       4.53%

                            PERFORMANCE & COMPOSITION
                            KEY PORTFOLIO STATISTICS

                                    11/30/95            5/31/95

         Market Value:              $22,508,857         $19,265,697
         Number of Issues:          33                  31
         Average Maturity:          7.11 years          6.20 years
         Average Coupon:            5.97%               6.25%
         Average Duration:          5.34 years          4.97 years

For definitions of these terms, see page 9.

                         PORTFOLIO COMPOSITION BY RATING

                         [pie chart]          [pie chart]
                         11/30/95             5/31/95
                         AAA: 59.9%           AAA: 53.1%
                         AA: 30.9%            AA: 30.8%
                         A: 4.7%              A: 11.0%
                         BBB: 4.5%            BBB: 5.1%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 11.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                  [pie chart]                   [pie chart]
                  11/30/95                      5/31/95
                  GO: 34.6%                     GO: 27.7%
                  Electric: 17.0%               Prerefunded: 22.3%
                  Prerefunded: 10.1%            Transportation: 14.2%
                  Transportation: 10.0%         Water/Sewer: 13.5%
                  Water/Sewer: 9.6%             Electric: 8.2%
                  Other: 18.7%                  Other: 14.1%

For definitions of these security types, see page 9.

                        PORTFOLIO COMPOSITION BY MATURITY
[bar graph]
[graph data]

                        11/30/95          5/31/95
less than 1 Year           0.9%             0  %
1-3 Years                  2.3              5.6
3-5 Years                 16.8              5.6
5-7 Years                 34.3             51
7-10 Years                33.2             35.8
greater than 10 Years     12.5              2

The Fund invests primarily in intermediate-term Arizona municipal obligations with maturities of four or more years. The Fund's weighted average portfolio maturity is typically five to ten years, with seven years considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                              MANAGEMENT DISCUSSION
                              QUESTIONS AND ANSWERS
    with Dave MacEwen, Vice President and Senior Municipal Portfolio Manager

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS, U.S. ECONOMIC REVIEW, MUNICIPAL CREDIT ANALYSIS AND MARKET SUMMARY SECTIONS BEFORE READING THIS DISCUSSION. TERMS MARKED WTH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION BEGINNING ON PAGE 9.

Q:       How did the Fund perform?

A: The 1995 bond rally enabled the Fund to post strong returns, although it narrowly underperformed its peer group average. For the one-year period ended November 30, 1995, the Fund's total return was 13.73%, compared to the 13.79% average return of the 65 funds in its peer group over the same period (see the Lipper Performance Comparison on page 5). For the six months ended November 30, the Fund's total return was 4.53%. Please keep in mind that the Fund's expenses were absorbed by Benham Management Corporation (BMC) during this period and that the ranking listed would have been lower if the Fund's returns had been reduced by those expenses.+

Q:       Why did the Fund underperform its category average?

A: The Fund was positioned more conservatively than its peers in early 1995. The Fund's duration* and average maturity* were shorter than those of many of its competitors, so it experienced less price appreciation as interest rates fell at the beginning of the year.

Q:       How was the Fund positioned over the past six months?

A: The Fund was still defensively positioned in June and July because of flat tax fears and expectations of a steepening muni yield curve* (see page 2). By August, however, flat tax fears began to subside, so we extended the Fund's average maturity and duration aggressively. We sold a portion of the Fund's shorter-term munis, which had appreciated in value, and shifted these assets into munis with maturities of 10 or more years. These longer-term securities had lagged the performance of shorter-term munis and were trading at relatively attractive prices. By the end of the six-month period, the Fund's duration was slightly longer than that of its peer group.

         As we extended the Fund's average maturity and duration, we also shifted the Fund's portfolio from a bullet structure* to more of a barbell structure* in anticipation of a flatter yield curve. This paid off as the muni yield curve flattened between August and November (see the graph on page 2).

                             MANAGEMENT DISCUSSION
                             QUESTIONS AND ANSWERS
                       (Continued from the previous page)

Q: The Fund is holding more AAA-rated securities than it did six months ago (see page 6). Why?

A: As the market rallied over the past six months, investors searching for higher yields increased their demand for lower-rated munis. This caused the yield advantage of lower-rated munis to diminish. In addition, the lack of muni issuance in 1995 caused bond insurers to lower their premiums to capture more business. As a result, we were able to increase the Fund's credit quality while sacrificing very little yield.

Q:       Looking ahead, what is the outlook for munis in the first half of 1996?

A: We believe that bonds, particularly munis, could perform well in 1996. Bonds in general should benefit from a continuation of slow economic growth and low inflation. Munis have two additional factors in their favor--low issuance levels and reduced fears about the flat tax.

         We expect new municipal issuance in 1996 to remain as low as it was in 1995. This will likely lead to higher muni prices and declining muni yields. We also expect the flat tax issue to fade into the background behind the budget negotiations and other tax reform proposals in 1996. If this occurs, muni yields should fall relative to Treasury yields as the spread between them widens toward historical levels.

Q: With this outlook in mind, what are your plans for the Fund over the next six months?

A: We plan to keep the Fund's duration slightly long relative to its peer group. In addition, we intend to maintain the Fund's barbell structure in anticipation of further flattening on the muni yield curve. We will also look to increase the Fund's credit quality when we can do so without giving up much yield.

+ Benham Management Corporation absorbed the Fund's expenses through December
  31, 1995. Beginning January 1, 1996, the Fund will begin absorbing expenses at a rate of an additional .10% of average daily net assets each month until the Fund reaches its contractual expense cap of .69%.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

COMMON MUNICIPAL SECURITIES (MUNIS)

AMT Paper--instruments with income subject to the federal alternative minimum tax.

General Obligation (GO) bonds--securities backed by the taxing power of the issuer.

Municipal Commercial Paper (CP)--high-grade short-term instruments backed by a line of credit from a bank.

Municipal Notes--securities with maturities of two years or less.

Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

PORTFOLIO STATISTICS

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 12).

Average Coupon--a weighted average of all coupons held in a fund's portfolio (see also below).

Average Yield--a weighted average of the yields to maturity of the securities in a money market fund's portfolio.

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 12).

INVESTMENT TERMS

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Coupon--the stated interest rate on a bond.

Discount Bonds--bonds whose coupons are lower than prevailing interest rates (see also page 13).

Par Bonds--bonds that trade or are priced at their face value.

Premium Bonds--bonds whose coupons are higher than prevailing interest rates (see also page 13).

                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE

One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot bond maturities (which represent risk since longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corners of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/ return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large gap between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. This typically develops from a flat yield curve if the Fed continues to raise short-term interest rates (when the economy is strong) or if it fails to lower short-term rates when the market expects it to do so (in a weaker economic environment).

                             INVESTMENT FUNDAMENTALS
                                MUNI RISK FACTORS

CREDIT QUALITY AND CREDIT RATINGS

Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk. But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy made painfully clear. In that case, highly rated munis issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a muni when economic or market conditions change.

CALLABILITY

Many munis are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, municipalities find it financially rewarding to refinance the bonds they've issued because they can reduce their monthly interest payments. The municipalities exercise their "call" options to refinance the bonds. Calls are bad for muni investors--calls reduce the life of a municipal portfolio and force the portfolio manager to reinvest in lower-yielding munis. The durations of munis effectively shorten as rates fall.

Calls also boost supply and help drive down muni prices. Call options can only be exercised on specific "call dates," which don't always coincide with periods of low interest rates when refinancing is desirable. As a result, municipalities will issue new bonds when interest rates are low and use the proceeds to buy Treasuries, which offset the old bonds (now known as "prerefunded bonds") on their balance sheets until the bonds can be retired on the call date. When the call date arrives, the Treasuries mature, and the prerefunded bonds are retired. During this process, there is a period of time when both the newly issued bonds and the prerefunded bonds remain outstanding. This situation doubles the muni supply, which can depress prices.

DURATION EXTENSION

Duration extension occurs when interest rates increase significantly, as they did in 1994. Higher interest rates reduce calls, which is good for municipal investors, but the lower level of calls causes the durations of munis to extend longer, which is bad when rates are rising. Muni funds become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten slightly when interest rates experience a large increase. Because of their higher coupons, premium bonds experience less duration extension than par or discount bonds.

                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

DURATION

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of November 30, 1995, the Arizona Municipal Intermediate-Term Fund's duration was approximately five years. If interest rates were to rise by 100 basis points, the Fund's share price would be expected to decline by 5%. Conversely, if interest rates were to fall by 100 basis points, the Fund's share price would be expected to increase by 5%.

The longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

AVERAGE MATURITY

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS
                                  BOND PRICING

PREMIUM AND DISCOUNT BONDS

Municipal bonds are generally priced at a premium or at a discount. Premium bonds are bonds that trade or are priced above par (face value), typically because their interest coupons are higher than the prevailing market interest rate. Discount bonds are bonds that trade or are priced below par, typically because their interest coupons are lower than the prevailing market interest rate.

A bond may be both a premium bond and a discount bond during its life, depending on changing market conditions. As market rates rise and bond prices fall, the price of a premium bond can fall below par, and the bond becomes a discount bond. Conversely, as market rates fall and bond prices rise, the price of a discount bond can rise above par, and the bond becomes a premium bond.

Premium munis tend to have more price stability than discount munis--premium munis depreciate less when interest rates rise (they experience less duration extension), but they appreciate less when interest rates fall (they experience more calls). Discount munis behave more like long-term Treasury securities.

TAX TREATMENT OF DISCOUNT BONDS

In 1993, new rules were passed regarding the tax treatment of long-term gains on discount munis. In the past, any gain earned from the market discount was treated as a capital gain, which is taxed at a maximum rate of 28%. However, the newer law requires that any gain attributable to the market discount must be treated as taxable ordinary income, which is taxed at the same rate as an individual's tax bracket (up to 39.6%). Small market discounts (according to a formula based on the price of the bond and the maturity date) are not subject to the new law.

This tax treatment has made discount bonds less attractive in the muni market because most municipal investors prefer to avoid incurring taxable income. Discount munis also tend to have relatively low prices to make up for the expected tax liability. As a result, when the price of a muni falls to the point where it is traded at a market discount, the combination of reduced desirability and added tax liability tends to lead to further price declines.

                             INVESTMENT FUNDAMENTALS
                  PORTFOLIO STRUCTURES & TAXABLE DISTRIBUTIONS

BOND PORTFOLIO STRUCTURES

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when the yield curve is moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the short-term securities capture the higher yields with little price depreciation. In a declining interest rate environment, the short-term securities provide a relatively steady yield, while the long bonds provide more price appreciation than intermediate-term securities.

Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities provide significantly more price appreciation than short-term securities.

Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

TAXABLE DISTRIBUTIONS

It's important to remember for your tax planning that tax-free funds often generate taxable year-end distributions. These distributions typically result from short-term and long-term capital gains. The taxable distributions usually happen under favorable circumstances (the capital gains reflect bond appreciation), but such distributions understandably attract attention simply because they are taxable instead of tax free.

Although we manage our Arizona Municipal Intermediate-Term Fund to earn tax-exempt income, it may realize taxable capital gains as we pursue higher total returns. By law, the fund must distribute these capital gains to shareholders each year. Under current tax law, each fund must distribute net short-term capital gains realized by the fund as taxable ordinary income. Each fund distributes net long-term capital gains to shareholders as a taxable capital gains distribution.

                                                  BENHAM MUNICIPAL TRUST
                                      Benham Arizona Municipal Intermediate-Term Fund
                                                   FINANCIAL HIGHLIGHTS
                      For a Share Outstanding Throughout the Six Months Ended November 30, 1995, and
                                         the Years Ended May 31 (except as noted)
                                                        (Unaudited)
                                                                                              Nov. 30,     May 31,     May 31,
                                                                                                1995        1995        1994+
                                                                                            ----------   ---------   ---------
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD...............................................          $ 10.35       10.13      10.00
  Income from Investment Operations
  Net Investment Income..............................................................            .2628       .5149      .0684
  Net Realized and Unrealized Gains on Investments...................................            .2000       .2200      .1300
                                                                                             ---------   ---------   ---------
   Total Income From Investment Operations...........................................            .4628       .7349      .1984
                                                                                             ---------   ---------   ---------
  Less Distributions
  Dividends from Net Investment Income...............................................           (.2628)     (.5149)    (.0684)
  Distributions from Net Realized Capital Gains......................................                0           0          0
                                                                                             ---------   ---------   ---------
   Total Distributions...............................................................           (.2628)     (.5149)    (.0684)
                                                                                             ---------   ---------   ---------
NET ASSET VALUE AT END OF PERIOD.....................................................          $ 10.55       10.35      10.13
                                                                                               =======       =====       =====
TOTAL RETURN*........................................................................             4.53%       7.52%      1.99%
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars)................................        $  23,114      19,778      7,187
Ratio of Expenses to Average Daily Net Assets........................................                0%          0%         0%
Ratio of Expenses to Average Daily Net Assets (Before Reimbursement)++...............              .85%**     1.01%      2.33%**
Ratio of Net Investment Income to Average Daily Net Assets++.........................             4.98%**     5.16%      5.08%**
Ratio of Net Investment Income to Average Net Daily Assets (Before Reimbursement)++..             4.12%**     4.15%      2.75%**
Portfolio Turnover Rate..............................................................            22.80%      33.22%     18.14%

-------------------
+  From April 11, 1994 (commencement of operations), through May 31, 1994.
++ The ratios for the six months ended November 30, 1995, include expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                      Benham Arizona Municipal Intermediate-Term Fund
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                     November 30, 1995
                                                        (Unaudited)


ASSETS
  Invesment securities at value (cost $21,620,591) (Note 4)................................................        $22,508,857
  Cash.....................................................................................................            128,324
  Interest receivable......................................................................................            492,877
  Receivable for fund shares sold..........................................................................              5,655
  Receivable from affiliates (Note 2)......................................................................                928
  Prepaid expenses and other assets........................................................................              4,297
                                                                                                                    ----------
   Total assets............................................................................................         23,140,938
                                                                                                                    ----------

LIABILITIES
  Dividends payable........................................................................................             22,703
  Accrued expenses and other liabilities...................................................................              4,527
                                                                                                                    ----------
   Total liabilities.......................................................................................             27,230
                                                                                                                    ----------
NET ASSETS                                                                                                         $23,113,708
                                                                                                                    ==========
Net assets consist of:
  Capital paid in..........................................................................................         22,212,701
  Net undistributed realized gain on investments...........................................................             12,741
  Net unrealized appreciation on investments (Note 4)......................................................            888,266
                                                                                                                    ----------
Net assets.................................................................................................        $23,113,708
                                                                                                                    ==========
Shares of beneficial interest outstanding (unlimited number of shares authorized)..........................          2,190,957
                                                                                                                    ==========
Net asset value, offering price and redemption price per share.............................................             $10.55
                                                                                                                        ======
-------------------
See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                      Benham Arizona Municipal Intermediate-Term Fund
                                                  STATEMENT OF OPERATIONS
                                        For the Six Months Ended November 30, 1995
                                                        (Unaudited)

INVESTMENT INCOME
  Interest income .....................................................................................               $532,724
                                                                                                                     ---------

EXPENSES (NOTE 2)
  Investment advisory fees ............................................................................                 47,900
  Administrative fees .................................................................................                 10,312
  Transfer agency fees ................................................................................                 10,008
  Printing and postage ................................................................................                  8,038
  Custodian fees ......................................................................................                  4,830
  Auditing and legal fees .............................................................................                  3,086
  Registration and filing fees ........................................................................                  2,909
  Directors' fees and expenses ........................................................................                  1,036
  Other operating expenses ............................................................................                  3,254
                                                                                                                     ---------
    Total expenses ......................................................................................               91,373
Amount waived (Note 2) ..............................................................................                  (90,395)
Custodian earnings credits (Note 5) .................................................................                     (978)
                                                                                                                     ---------
  Net expenses ........................................................................................                      0
                                                                                                                     ---------
    Net investment income ...............................................................................              532,724
                                                                                                                     ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
Net realized gain
  Proceeds from sales .................................................................................              4,972,031
  Cost of securities sold .............................................................................              4,870,735
                                                                                                                     ---------
    Net realized gain ...................................................................................              101,296
                                                                                                                     ---------
Unrealized appreciation of investments
  Beginning of period .................................................................................                582,959
  End of period .......................................................................................                888,266
                                                                                                                     ---------
    Net unrealized appreciation for the period ..........................................................              305,307
                                                                                                                     ---------
    Net realized and unrealized gain on investments .....................................................              406,603
                                                                                                                     ---------
Net increase in assets resulting from operations ....................................................                 $939,327
                                                                                                                     =========
-------------------

                                                  BENHAM MUNICIPAL TRUST
                                      Benham Arizona Municipal Intermediate-Term Fund
                                            STATEMENTS OF CHANGES IN NET ASSETS
                          For the Six Months Ended November 30, 1995, and Year
                          Ended May 31, 1995
                                                        (Unaudited)
                                                                                                         November 30,    May 31,
                                                                                                             1995         1995
                                                                                                           ---------     ------
FROM INVESTMENT ACTIVITIES:
  Net investment income .............................................................................      $532,724       714,639
  Net realized gain (loss) on investments ...........................................................       101,296       (88,545)
  Net change in unrealized appreciation of investments ..............................................       305,307       539,999
                                                                                                         ----------     ---------
   Change in net assets derived from investment activities ..........................................       939,327     1,166,093
                                                                                                         ----------     ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .............................................................................      (532,724)     (714,639)
                                                                                                         ----------     ---------
   Total distributions to shareholders ..............................................................      (532,724)     (714,639)
                                                                                                         ----------     ---------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from sales of shares .....................................................................     4,719,248    30,665,555
  Net asset value of dividends reinvested ...........................................................       408,486       533,368
  Cost of shares redeemed ...........................................................................    (2,198,848)  (19,058,695)
                                                                                                         ----------     ---------
   Change in net assets derived from capital share transactions .....................................     2,928,886    12,140,228
                                                                                                         ----------     ---------
   Net increase in net assets .......................................................................     3,335,489    12,591,682

NET ASSETS:
  Beginning of period ...............................................................................    19,778,219     7,186,537
                                                                                                         ----------     ---------
  End of  period ....................................................................................   $23,113,708    19,778,219
                                                                                                         ==========     =========

-------------------
See the accompanying notes to financial statements.

BENHAM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
(UNAUDITED)

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Benham Arizona Municipal Intermediate-Term Fund (the Fund) is one of the six funds composing the Trust. Significant accounting policies followed by the Fund are summarized below.

VALUATION OF INVESTMENT SECURITIES--Securities held by the Fund are valued at current market value as determined by an independent pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses on securities transactions are determined on the basis of identified cost.

INCOME TAXES--The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By doing so, the Fund will not be subject to federal or California franchise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders. Accordingly, no provision for income taxes has been made for federal and state taxes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

SHARE VALUATION--The Fund's net asset value per share is computed each business day by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. The Fund's net asset value fluctuates daily in response to changes in the market value of its investments.

INVESTMENT INCOME, PREMIUM AND DISCOUNT--Interest income and expenses are accrued daily. Premium on securities purchased is amortized daily using the effective interest rate method over the shorter period of purchase date to call date or maturity date. Market discount is recognized as income upon the sale or maturity of the security. Original issue discount for municipal securities is accrued daily using the effective interest rate method.

DIVIDENDS AND OTHER DISTRIBUTIONS--The Fund's dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month. Net realized long-term capital gains, if any, are distributed annually. Distributions are paid in cash or reinvested as additional shares.

(2)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. The Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to the following annualized investment advisory fee schedule.

         .50% of the first $100 million
         .45% of the next $100 million
         .40% of the next $100 million
         .35% of the next $100 million
         .30% of the next $100 million
         .25% of the next $1 billion
         .24% of the next $1 billion
         .23% of the next $1 billion
         .22% of the next $1 billion
         .21% of the next $1 billion
         .20% of the next $1 billion
         .19% of average daily net assets over $6.5 billion

BMC provides the Trust with all investment advice. Twentieth Century Services, Inc. pays all compensation of Trust officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

The Trust has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative service and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and the average net assets of all funds in The Benham Group.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .69% of average daily net assets. The agreement provides further that BMC may recover amounts

(representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June. Additionally, BMC voluntarily agreed to absorb all expenses of the Fund through December 31, 1995. Beginning January 1, 1996, the Fund will absorb expenses at a rate of .10% of average daily net assets each month until the Fund reaches the contractual expense cap.

The payables (receivables) to (from) affiliates as of November 30, 1995, based on the above agreements were as follows:

Investment Advisor...............................................   $ (6,031)
Administrative Services..........................................      1,797
Transfer Agent...................................................      3,306
                                                                    --------
                                                                    $   (928)
                                                                    ========

The Trust has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Trust's shares. BDI is a wholly owned subsidiary of TCC.

(3)   SHARE TRANSACTIONS

Share transactions for the Fund for the six months ended November 30, 1995, and the year ended May 31, 1995, were as follows:

                                                Nov. 30,        May 31,
                                                  1995           1995
                                                -------         ------
Shares sold................................     452,559      3,037,823
Reinvestment of dividends..................      39,127         52,967
                                               --------      ---------
                                                491,686      3,090,790
Less shares redeemed.......................    (210,813)    (1,889,940)
                                               --------      ---------
Net increase in shares.....................     280,873      1,200,850
                                              =========      =========

(4)   INVESTMENT SECURITIES--PURCHASES, SALES AND/OR MATURITIES

Portfolio activity, excluding short-term securities, for the six months ended November 30, 1995, was as follows:

Purchases...................................................      $ 7,808,588
                                                                  ===========
Sale proceeds...............................................      $ 4,870,735
                                                                  ===========

As of November 30, 1995, unrealized appreciation was as follows:

Appreciated securities......................................        $ 888,266
Depreciated securities......................................                0
                                                                    ---------
Net unrealized appreciation.................................        $ 888,266
                                                                    =========

The cost of securities for financial reporting and federal income tax purposes is the same.

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the six months ending November 30, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                                                  BENHAM MUNICIPAL TRUST
                                      Benham Arizona Municipal Intermediate-Term Fund
                                             Schedule of Investment Securities
                                                     November 30, 1995
                                                        (Unaudited)

                                                                                                          Value      Rating
Face Value                                   Issue                                  Coupon   Maturity    (Note 1)   Moody's/S&P
-----------  ---------------------------------------------------------------------- ------   --------     -------   -----------
$   200,000  Arizona Health Facilities Pooled Loan Program, FGIC Insured             3.750%   12/01/95* $  200,000     VMIG1/A-1
  1,000,000  Arizona State Transportation Board, Highway Revenue Series A            5.250    07/01/09   1,009,330     Aa/AAA
    500,000  Central Arizona Water Conservation District                             6.000    11/01/00     536,280     A1/AA-
    900,000  Coconino & Yavapai Counties Joint Unified School District No. 9
                General Obligation, Series 1992 C, FGIC Insured                      5.600    07/01/06     947,052     Aaa/AAA
    400,000  Commonwealth of Puerto Rico Public Improvement, MBIA Insured,
                Prerefunded at 101.5% of par                                         6.500    07/01/02     454,524     NR/AAA
    545,000  Gilbert General Obligation Series 1994 C, MBIA Insured                  6.000    07/01/02     593,554     Aaa/AAA
    500,000  Guam Power Authority Revenue 1994, Series A                             5.200    10/01/97     509,425     NR/BBB
    500,000  Maricopa County Public Finance Corporation Certificates of
                Participation                                                        5.625    06/01/00     511,045     Baa/BBB
    500,000  Maricopa County General Obligation, FGIC Insured                        6.250    07/01/03     554,841     Aaa/AAA
    500,000  Maricopa County Industrial Development Authority Hospital Facility
                Revenue Samaritan Health Services, MBIA Insured                      7.150    12/01/04     590,895     Aaa/AAA
    500,000  Maricopa County Unified School District No. 4, General Obligation,
                Series A, FGIC Insured                                               5.200    07/01/06     515,800     Aaa/AAA
    500,000  Maricopa County Unified School District No. 4,
                Series D, AMBAC-TCRS Insured                                         6.900    07/01/00     555,210     Aaa/AAA
  1,000,000  Maricopa County Unified School District No. 41 General Obligation Series
                1988 F, FGIC Insured, Prerefunded at 100% of par                     6.200    07/01/02   1,103,710     Aaa/AAA
    600,000  Maricopa County Unified School District No. 80, Chandler, FGIC Insured  5.900    07/01/01     646,428     Aaa/AAA
    500,000  Maricopa County Unified School District No. 210 Phoenix, Series C       7.400    07/01/99     554,045     Aa/AA
    500,000  Mesa General Obligation, AMBAC Insured                                  6.000    07/01/01     541,145     Aaa/AAA
  1,000,000  Mesa Utility System Revenue, FGIC Insured                               6.250    07/01/04   1,119,290     Aaa/AAA
    300,000  Phoenix Airport Revenue, Series 1994 C, MBIA Insured                    5.500    07/01/01     314,358     Aaa/AAA
    635,000  Phoenix Civic Improvement Corporation Waste Water Lease Revenue,
                Prerefunded at 102% of par                                           6.125    07/01/03     711,035     NR/AAA
    500,000  Phoenix Civic Improvement Corporation Water Revenue Junior Lien         6.000    07/01/02     540,100     A1/AA-
  1,300,000  Phoenix General Obligation                                              5.100    07/01/05   1,343,251     Aa1/AA+


Schedule of Investment Securities--Benham Arizona Municipal Intermediate-Term Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value       Rating
Face Value                                   Issue                                   Coupon   Maturity    (Note 1)    Moody's/S&P
----------  -----------------------------------------------------------------------  ------   --------     -------    -----------
$  550,000  Phoenix General Obligation                                               6.000%   07/01/01 $   596,965      Aa1/AA+
   350,000  Phoenix Street and Highway Revenue                                       6.250    07/01/06     382,743      A1/AA
   500,000  Phoenix Street and Highway Revenue                                       5.950    07/01/00     534,095      A1/AA
 1,000,000  Pima County Sewer Refunding, FGIC Insured                                6.200    07/01/00   1,081,520      Aaa/AAA
   350,000  Pima County Unified School District No. 012, Sunnyside, General
               Obligation, AMBAC Insured                                             5.300    07/01/04     366,568      Aaa/AAA
 1,000,000  Puerto Rico Electric Power Authority Revenue Series W, MBIA Insured      6.000    07/01/03   1,095,120      Aaa/AAA
 1,000,000  Salt River Project Series B                                              6.500    01/01/04   1,124,530      Aa/AA
   500,000  Scottsdale Desert Ranch Improvement District, AMBAC Insured              5.600    01/01/01     528,805      Aaa/AAA
   480,000  Scottsdale General Obligation                                            7.500    07/01/02     565,306      Aa1/AA+
 1,000,000  Tucson Street and Highway                                                5.700    07/01/01   1,062,450      A1/A+
   710,000  University of Arizona Revenue                                            6.000    06/01/01     767,687      A1/AA
   500,000  Yavapai County Elementary School District No. 028, Camp Verde,
               General Obligation, FGIC Insured                                      6.100    07/01/04     551,750      Aaa/AAA
-----------                                                                                            -----------
$20,820,000 Total investment securities (cost $21,620,591)                                             $22,508,857
===========                                                                                            ===========

NR = Not Rated

-------------------
* These variable interest rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


     The Benham Group
     Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.                      1/96 Q110